UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2011

Alliant Techsystems Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	1-10582	41-1672694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7480 Flying Cloud Drive Minneapolis, Minnesota	55344-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 351-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 1, 2011, Alliant Techsystems Inc. (the “Company”) issued a press release announcing that holders of the Company’s 2.75% Convertible Senior Subordinated Notes due 2011 (the “Notes”) are entitled to convert their Notes into shares of the Company’s common stock at any time between August 15, 2011 and the close of business on September 14, 2011.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing that holders of the Company’s 2.75% Convertible Senior Subordinated Notes due 2011 (the “Notes”) are entitled to convert their Notes into shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: August 1, 2011	By:	/s/ John L. Shroyer
		Name:	John L. Shroyer
		Title:	Senior Vice President & Chief Financial Officer